Exhibit 99.1

ANPATH GROUP, INC.

116 Morlake Drive, Suite 201

Mooresville, North Carolina 28117

August 8, 2008

Dear Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the 2008 Annual Meeting of Stockholders of Anpath Group, Inc. (the “Company”) which will be held at the offices of the Company, located at 116 Morlake Drive, Suite 201, Mooresville, North Carolina 28117, on Tuesday, September 9, 2008 at 10:00 AM, Eastern Time.

Enclosed you will find the Notice of the Annual Meeting of Stockholders and the Proxy Statement providing information that describes the matters to be acted upon at the meeting.

Also enclosed is a copy of the Company’s Annual Report on Form 10-K describing the Company’s operations during the fiscal year ended March 31, 2008.

Members of the Company’s management will be present at the Annual Meeting to answer any questions you might have.

Your vote is important. Whether or not you plan to attend the Annual Meeting and regardless of the size of your holdings, we encourage you to sign, date, and return the enclosed proxy card by mail in the postage prepaid envelope provided or by fax to the number on the enclosed proxy card. In the alternative you may vote via the Internet by visiting the website noted on the enclosed proxy card. Your right to vote in person at the meeting is not affected by returning the proxy card or voting via the Internet.

Sincerely,

/s/ J. Lloyd Breedlove
J. Lloyd Breedlove
Chairman of the Board

ANPATH GROUP, INC.

116 Morlake Drive, Suite 201

Mooresville, North Carolina 28117

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To all Stockholders of Anpath Group, Inc.:

Notice is hereby given pursuant to the provisions of the General Corporation Law of the State of Delaware that the 2008 Annual Meeting of the Stockholders (the “Annual Meeting”) of Anpath Group, Inc., a Delaware corporation (the “Company”, “us”, “we” or “our”), will be held at the Company’s offices located at 116 Morlake Drive, Suite 201, Mooresville, North Carolina 28117, on Tuesday, September 9, 2008 at 10:00 AM, Eastern time.

The purposes of this meeting are to consider, discuss, vote and act upon the following:

1.

The election of five persons to the Company’s Board of Directors. All of the persons nominated for election to the Company’s Board of Directors, J. Lloyd Breedlove, Stephen Hoelscher, Stephen A. Schneider, David V. Gilroy and Paul A. Boyer are currently members of the Board of Directors.

2.

To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors is soliciting proxies for this Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.

The Board has set July 21, 2008 as the record date for the Annual Meeting. Stockholders who owned shares of the Company’s Common Stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 14,363,525 shares of the Company’s Common Stock issued and outstanding on July 21, 2008.

Voting materials, which include the Proxy Statement and proxy card, are being mailed to stockholders on or about August 8, 2008.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. RETURNING THE PROXY CARD WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

******************************

Our Board of Directors has unanimously approved the above proposals, believing that they are in the best interest of our stockholders and recommends their adoption.

By Order of the Board of Directors,

/s/ J. Lloyd Breedlove
J. Lloyd Breedlove
Chairman of the Board

Dated: August 8, 2008

GENERAL INFORMATION

This Proxy Statement is furnished in connection with our 2008 Annual Meeting of Stockholders (the “Annual Meeting”) called by our Board of Directors to be held at our offices located at 116 Morlake Drive, Suite 201, Mooresville, North Carolina, 28117, at 10:00 AM, Eastern time, on Tuesday, September 9, 2008, and at any and all postponements, continuations or adjournments thereof. This Proxy Statement and the accompanying Notice of Annual Meeting will be first mailed or given to our stockholders on or about August 8, 2008.

All shares of our Common Stock represented in person or by proxy will be eligible to be voted at the meeting.

Our stockholders of record at the close of business on July 21, 2008 (i.e., the record date) will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. On July 21, 2008, we had 14,363,525 issued and outstanding shares of Common Stock entitled to one vote per share on the proposals to be presented at the Annual Meeting.

The presence, whether in person, via telephone or other permitted means of attendance, of the holders of a majority of the voting shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” will be counted as present and entitled to vote for the purpose of determining whether the quorum requirement is satisfied. An abstention is the voluntary act of not voting by a stockholder who is present, in person or by proxy, at a meeting and entitled to vote. A broker “non-vote” occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker does not have discretionary voting power and has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in a fiduciary capacity, brokers have the discretion to vote shares on routine matters, but not on non-routine matters. Routine matters include, among other things, the election of directors.

If a stockholder owns shares through a broker and attends the Annual Meeting and wishes to vote at the Annual Meeting, the stockholder should bring a letter from that stockholder’s broker identifying that stockholder as the beneficial owner of the shares and acknowledging that the stockholder will vote the shares.

Only one Proxy Statement is being delivered to two or more stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver upon written or oral request a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so direct us either by writing to J. Lloyd Breedlove, Chairman of the Board, Anpath Group, Inc., 116 Morlake Drive, Suite 201, Mooresville, North Carolina, 28117 or calling him at (704) 658-3350.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

Q:

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A:

You are receiving a Proxy Statement and proxy card from us because you own shares of Common Stock of Anpath Group, Inc. This Proxy Statement describes issues on which we would like you and that you are entitled, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy card, you appoint J. Lloyd Breedlove and Stephen Hoelscher as your representatives at the meeting. J. Lloyd Breedlove and Stephen Hoelscher will vote your shares, as you have instructed them in the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting just in case your plans change.

If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the proxy card, J. Lloyd Breedlove and Stephen Hoelscher will vote your shares, under your proxy, in accordance with their best judgment.

Q:

WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

A:

The election of five persons to the Company’s Board of Directors. All of the persons nominated for election to the Company’s Board of Directors, J. Lloyd Breedlove, Stephen Hoelscher, Stephen A. Schneider, David V. Gilroy and Paul A. Boyer are currently members of the Board of Directors. Messrs. Gilroy and Boyer were appointed to the Board of Directors effective July 28, 2008 to fill the vacancies left as a result of the resignations from the Board of Directors of Charles Cottrell and Stephen Connally.

Q:

HOW DO I VOTE?

A:

You may vote either by mail, by fax, via the Internet or in person at the Annual Meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed, prepaid addressed envelope. To vote by fax or via the Internet, please follow the instructions on the enclosed proxy card. If you mark your proxy card to indicate how you want your shares voted on each proposal, your shares will be voted as you instruct.

If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted “FOR” each of the proposals.

If you want to vote in person, please come to the Annual Meeting. We will be passing out written ballots to anyone who wants to vote at the Annual Meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as “street name”), you will need to arrange to obtain a proxy card from your broker in order to vote in person at the Annual Meeting.

Q:

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A:

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

Q:

IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

A:

We provide each brokerage firm listed in our records as an owner of our shares with a sufficient number of copies of this Proxy Statement so that the brokerage firm can forward copies to the actual owners of the shares. If you received this Proxy Statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker’s responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, a proposal to adjourn a meeting in the discretion of the Company’s management and ratification of the appointment of auditors.

We encourage you to provide directions to your broker as to how you want him or her to vote your shares on each of the matters to be brought before the Annual Meeting. You should do this by very carefully following the instructions your broker gives you concerning your broker’s procedures. This ensures that your shares will be voted at the meeting.

Q:

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A:

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

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signing another proxy with a later date and returning that proxy to the Company,

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sending notice to the Company that you are revoking your proxy, or

--

voting in person at the Annual Meeting.

Q:

HOW ARE VOTES COUNTED?

A:

Voting results will be tabulated and certified by our proxy service provider, Issuer Direct.

Q:

How does the Board recommend that I vote?

A:

The Board of Directors recommends that you vote your shares FOR each of the nominees for election to the Board of Directors.

Q:

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A:

We will announce preliminary voting results at the Annual Meeting. We will file a Report on Form 8-K to announce the results. We will file that report with the Securities and Exchange Commission (the “Commission”), and you can get a copy by contacting the Commission or through the Commission’s EDGAR system on its home page at www.sec.gov.

Q:

WHO BEARS THE COST OF SOLICITING PROXIES?

A:

The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors presently has five members. A director holds office until the next Annual Meeting of Stockholders of the Company and his or her successor is elected and duly qualified.

Effective July 28, 2008, two of the Company’s directors, Charles Cottrell and Stephen Connally resigned as members of the Company’s Board of Directors and from the committees of the Board of Directors on which they served. Mr. Cottrell was a member of the audit committee and Mr. Connally was a member of the compensation committee. Effective July 28, 2008, the remaining members of the Board of Directors appointed David V. Gilroy and Paul A. Boyer as members of the Board of Directors to fill the vacancies left by the resignations of Messrs. Cottrell and Connally.

The Board of Directors has nominated the following individuals for election as Directors of the Company with terms expiring at the 2009 Annual Meeting of the Company’s Stockholders:

•

J. Lloyd Breedlove

•

Stephen Hoelscher

•

Stephen A. Schneider

•

David V. Gilroy

•

Paul A. Boyer

Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, it is intended that shares represented by the accompanying proxy will be voted FOR the election of the nominees for Directors, each of whom has consented to being named herein and has indicated his intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company’s Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or will prove unable to serve if so elected.

The names of the five nominees for election to the Board of Directors, along with their ages, positions and offices with the Company, term of office as a director, principal occupations or employment for the past five years or more, and additional biographical data is set forth below and is based upon information supplied to the Company by the individuals named.

J. Lloyd Breedlove

J. Lloyd Breedlove, age 60, has been our and EnviroSystems’ President, Chief Executive Officer and Chairman of the board of directors since January 10, 2006 and since 2004, he has served as a member of the board of directors of EnviroSystems. From June 2003 to 2006, he was the President and Chief Executive Officer of Imalux Corporation a corporation in the medical imaging equipment industry. Prior thereto, from December 2000 to May 2003 he was the President and Chief Executive Officer of KIVALO, Inc. a healthcare technology company with emphasis on disease management. From 1991 to 1999, Mr. Breedlove served as the Executive Vice President and G roup President of Steris Corporation, a developer and manufacturer of infection and contamination control products. From 1989 to 1991, he was the President and Chief Executive Officer of Catheter Research Incorporated (CRI), a developer of a vascular surgery products and prior thereto he was the Director of Sales and held other sales and management positions at Mallinckrodt, Inc., a diverse company focusing on supplying products to the healthcare industry. Mr. Breedlove has a wide range of experience working with companies in various stages of development from start-ups to companies with global operations. During Mr. Breedlove’s tenure at Steris, annual sales increased from $13 million to greater than $820 million. He has served on numerous advisory and corporate boards, with an emphasis on establishing healthcare businesses. Mr. Breedlove received an MBA from Western Carolina University. Serving in Vietnam, he was awarded the Bronze Star, Bronze Star with Oak Leaf Cluster, Vietnamese Cross of Gallantry, Air Medal and Purple Heart.

Stephen Hoelscher

Stephen Hoelscher, age 49, has been our and EnviroSystems’ Chief Financial Officer, Secretary and a member of our board of directors since January 10, 2006. Mr. Hoelscher is a Certified Public Accountant and has 28

years of accounting and auditing experience. Mr. Hoelscher is a 5% owner of, and also the CFO for, Mastodon Ventures, Inc., a financial consulting business in Austin, Texas, a position that he has held since 2000. Mastodon Ventures, Inc. is an affiliate of MV Nanotech Corp. which previously made loans to us in the aggregate amount of $850,000, which amount (plus accrued but unpaid interest) was repaid out of the net proceeds of our private offering completed in January 2006. Since May, 2004, Mr. Hoelscher has also served as the Chief Financial Officer of EnXnet, Inc, a Tulsa, Oklahoma based publicly traded technology company; he has provided accounting consulting services to EnXnet since January 2001. Mr. Hoelscher will continue to provide limited consultation to Mastodon and will continue to consult with EnXnet but will devote such time as necessary to the performance of his duties to us. From 1997 to 2000, Mr. Hoelscher was the Controller for Aperian, Inc. an Austin, Texas based publicly traded company. Prior to joining Aperian, he was the controller for Protos Software Company in Georgetown, Texas from 1996 to 1997. Mr. Hoelscher was Audit Manager with Brown, Graham and Company, P.C. from 1989 to 1996. Mr. Hoelscher received a Bachelor of Business Administration from West Texas A&M University (formerly West Texas State University) in Canyon, Texas in 1981.

Stephen A. Schneider

Stephen A. Schneider, age 60, has been a member of our and EnviroSystems’ board of directors since January 10, 2006. Currently Mr. Schneider is Chairman, President and CEO of AmbroZea, Inc. which he co-founded to apply biotechnology to the production of ethanol. From November 2004 until January 2006, Mr. Schneider served as the Interim President and Chief Executive Officer of EnviroSystems. Mr. Schneider is co-founder and a former director of Alexza Pharmaceuticals, Inc., a specialty pharmaceutical company that delivers drugs by inhalation utilizing a proprietary nano/micro-particle vaporization technology. Alexza was formed in December 2001, through the merger of Alexza Corporation (Alexza), founded in 2000 by Alejandro Zaffaroni, Ph.D., and Molecular Delivery Corporation (MDC), founded in 1997 by Mr. Schneider and which invented the technology underlying the Alexza drug delivery approach.. From 2001 to 2003, Mr. Schneider served as President and Chief Operating Officer of Alexza. Prior thereto, from 1997 to 2001 he had served as the President and Chief Executive Officer of Molecular Delivery Corporation. Mr. Schneider has 20 years experience developing a number of early stage, start-up companies in the pharmaceutical, medical device and medical service industries. He is a member of the Sand Hill Angels in Silicon Valley, CA. Mr. Schneider received a Bachelor of Arts from Earlham College, a Master of Arts from the University of Houston, a JD from Golden Gate University of Law, and attended Stanford University Graduate School of Business’ Stanford Leadership Academy, Executive Program for Growing Companies and Finance and Accounting for Non-Finance Executives.

Paul A. Boyer

Paul A. Boyer, age 44, has been a member of our and EnviroSystems’ boards of directors since July 28, 2008. Mr. Boyer currently serves as the Chief Financial Officer of StrikeIron, Inc., the leader in delivering live data over the emerging Internet. The StrikeIron Marketplace is the largest online marketplace dedicated to commercial Web services offering live Data to integrate into any application, mashup or Web site. Prior to joining StrikeIron, in May 2008, Mr. Boyer served as the Chief Financial Officer of Agion Technologies, a leading provider of natural, antimicrobial solutions designed to inhibit the growth of bacterial, mold and fungus on a broad range of industrial, consumer and medical products. From 2004 to 2006, Mr. Boyer was CFO & VP New Market Development at Solicore, Inc., a venture-backed, thin-film, lithium polymer battery technology and manufacturing company, where he led a successful, $15M Series C financing that attracted top-tier venture funds. He was also charged with developing new, emerging market growth strategies. Prior thereto, from 2002 to 2003, Mr. Boyer was the President and owner of PAB Strategic Consulting. From 1999 to 2001 Mr. Boyer was the Executive Vice President, CFO and Vice President of Manufacturing of BriteSmile, Inc., a NASDAQ-traded international provider of dental equipment technology. He also served as Senior Vice President, COO, CFO and a Director of Dynatec International, Inc., a NASDAQ-traded consumer products manufacturer with four subsidiaries from 1998 to 1999. Mr. Boyer brings over 20 years experience as a finance and operations executive with multi-industry experience, and is highly skilled in start-up, turnaround, high growth and private equity ventures for public/private companies. Mr. Boyer attended San Diego Mesa College.

David V. Gilroy

David V. Gilroy, age 42, has been a member of our and EnviroSystems’ boards of directors since July 28, 2008. Mr. Gilroy is currently the Managing Director, of GrowthFinance LLC, a provider of professional CFO/Controller services and advisory support to growth companies undertaking capital raising or M&A transactions. Mr. Gilroy founded Growth Finance LLC in January 2006 and has served as its Managing Director since that date. Mr. Gilroy also serves as a Partner with Wakefield Group III LLC, a provider of venture capital and growth equity capital to high growth companies. Mr. Gilroy joined Wakefield Group III LLC, a firm with more than $100 million in capital under management in December 1999. From December 2004 to January 2006, Mr. Gilroy served as Managing Director of Hyde Park Capital, a provider of investment banking services to technology and healthcare companies. Prior to joining Wakefield, Mr. Gilroy served as Vice President – Development for CRH, plc, a $12 billion industrial/technical multi-national company headquartered in Ireland. At CRH, Mr. Gilroy was directly responsible for acquiring middle market private companies and completed nine transactions as a strategic buyer. From June 2004 to January 2005 Mr. Gilroy served as interim CEO of Meta Security, a VC-backed network security software and services firm. Mr. Gilroy is currently FINRA Series 7 and Series 63 qualified and is a licensed, registered representative with DFC Partners, a FINRA registered broker-dealer located in Charlotte, North Carolina. Before joining CRH, Mr. Gilroy served for several years as a Manager at McKinsey & Company. Based in Atlanta, Beijing, Sydney and Charlotte, he focused on strategy and operations in multiple industrial product and service markets including energy, building materials, transportation, and electronics. Mr. Gilroy also co-founded and helped grow EGL, a small family business distributing household durables and accessory goods imported from China. Early in his career, Mr. Gilroy served as Executive Officer for three years with the leading high-technology maintenance and logistics company (LEMCO) within US Army - Europe. Based in Germany, he focused on radar systems, computer-controlled artillery guidance systems and power generation. Mr. Gilroy is Airborne and Ranger qualified. Mr. Gilroy is active in the community and serves as Town Commissioner for Cornelius, North Carolina, a city of 23,000 residents, on the 911 Communications Center Advisory Board, and a guest lecturer for the Wake Forest University MBA Program.  Mr. Gilroy is also currently serving as a member of the boards of directors of Bloodhound Technologies and Angiogen. Mr. Gilroy graduated summa cum laude and Phi Beta Kappa from Princeton University in 1988, majoring in Engineering and Operations Research. He received his MBA from Harvard Business School with FY honors in 1993.

There is no family relationship between any of the Company’s directors, nominees to serve as directors, or executive officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as director.

Board of Director and Committee Meetings

During the fiscal year ended March 31, 2008 (the “2008 fiscal year”), the Board of Directors held a total of six meetings and took action by unanimous written consent one time. All incumbent directors, other than Mr. Gilroy and Mr. Boyer who were appointed as members of the Board of Directors in July 2008, attended at least 75% of the total number of meetings of the Board of Directors and the respective committees on which they serve.

Director Independence

The Company’s Board of Directors has determined that Mr. Gilroy and Mr. Boyer are independent directors based upon the standards established by the American Stock Exchange.

Audit Committee and Code of Ethics

We have appointed an Audit Committee, consisting of Stephen Hoelscher and Stephen Schneider. Mr. Cottrell resigned as a member of the audit committee effective July 28, 2008. We have not adopted an audit committee charter or made a determination as to whether any of our directors would qualify as an audit committee financial expert. We have not yet adopted a code of ethics applicable to our chief executive officer and chief accounting officer, or persons performing those functions, because of the small number of persons involved in management of the Company.

The Audit Committee did not meet during the 2008 fiscal year. The Audit Committee is responsible for overseeing the Company’s reporting process and the independent audit of the consolidated financial statements and its duties include: (i) recommending to the Board of Directors the engagement or discharge of our independent public accountants, (ii) meeting with our independent public accountants to review the plans and results of the audit engagement and to review all reports of the independent auditors, and to respond to such reports, (iii) approving the services to be performed by our independent public accountants and giving consideration to the range of the audit and non-audit fees, and (iv) reviewing the scope and results of our internal and external audit procedures.

Compensation Committee

We have appointed a Compensation Committee, consisting of J. Lloyd Breedlove and Stephen Schneider. Mr. Connally resigned as a member of the Compensation Committee effective July 28, 2008. The Compensation Committee is responsible for recommending to the board of directors compensation payable to our senior officers and administration of our stock plans.

Compensation of Directors

It is intended that each member of our board of directors who is not also an employee (a “non-employee director”) will receive an initial award and an annual retainer consisting of stock options to purchase our common stock as determined by our Board of Directors. All directors will be reimbursed for costs and expenses related to attending meetings of the Board of Directors or committees of the Board of Directors on which they serve.

Our employee directors will not receive any additional compensation for serving on our Board of Directors or any committee of our board of directors, and our non-employee directors will not receive any compensation from us for their roles as directors other than the initial award and annual retainer consisting of stock option grants described above.

For the fiscal year ended March 31, 2008, we awarded each of our non-employee directors, an annual retainer award of stock options consisting of 58,200 stock options with an exercise price of $1.00 each for attendance at Board and committee meetings attended.

Director Nominating Process

Currently, our Board of Directors is responsible for director nominations; however, it does not have a separate charter governing director nominations.

In nominating directors, our Board considers a variety of factors, including whether an individual has experience as a senior executive of a company in our industry or at a publicly-traded corporation, experience in the management or leadership of a substantial private business enterprise or such other professional experience as our Board of Directors shall determine shall qualify an individual for service on our Board. Our Board of Directors also strives to achieve an effective balance and range of experience and expertise, including operational experience and financial expertise. In considering candidates for the Board, our Board of Directors will evaluate the entirety of each candidate’s credentials. There are no specific minimum qualifications that must be met by a Board-recommended nominee.

Our Board also has the authority to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used by the Board to date and, accordingly, no fees have been paid to consultants or search firms.

A Director nominee must receive a plurality of the votes cast at the Annual Meeting, which means that a broker “non-vote” or a vote withheld from a particular nominee or nominees will be entirely excluded from the vote and will not affect the outcome of the election of directors. The enclosed proxy provides a means for stockholders to vote for the election of our Directors. All shares represented by duly executed proxies will be voted FOR the election of the nominees named in this Proxy Statement as directors unless authority to vote FOR any such nominee has been withheld. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the election of those persons nominated to be Directors. If for any reason any such named nominee should not be available as a candidate for director, the proxies will be voted in accordance with the authority conferred in the proxy for such other candidate as may be nominated by the Company’s Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES.

STOCKHOLDER COMMUNICATIONS WITH OUR DIRECTORS

Stockholders and other interested parties wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual directors or group or committee of directors. All such correspondence should be sent to our principal office. Stockholder communications to directors will first be opened by our Secretary’s office for the purpose of determining whether the contents represent a message to our directors before being forwarded to the addressee. In addition, our Secretary’s office will make, if necessary, sufficient copies of the contents to be forwarded to each director who is a member of the group or committee to which the communication is addressed. However, certain kinds of information, such as materials in the nature of advertising, promotions of a product or service, and patently offensive material, will not be forwarded to our directors.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended March 31, 2008 accompanies this Proxy Statement.

MISCELLANEOUS AND OTHER MATTERS

Other Business – Our Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy card will vote as our Board of Directors directs.

By Order of the Board of Directors,

/s/ J. Lloyd Breedlove
J. Lloyd Breedlove
Chairman of the Board

Mooresville, North Carolina

August 8, 2008

ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND

RETURN THE ENCLOSED PROXY CARD PROMPTLY.

FORM OF PROXY CARD

[X] PLEASE MARK VOTES

       AS IN THIS EXAMPLE

REVOCABLE PROXY

ANPATH GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON SEPTEMBER 9, 2008

The undersigned stockholder of Anpath Group, Inc., a Delaware corporation (the “Company”), hereby appoints J. Lloyd Breedlove and Stephen Hoelscher, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Company’s Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on September 9, 2008, and any adjournment thereof, with all powers which the undersigned would possess if personally present.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated August 8, 2008.

1.

ELECTION OF DIRECTORS

Withhold Authority

Nominees

For

Against

To Vote For

J. Lloyd Breedlove

[   ]

[   ]

[   ]

Stephen Hoelscher

[   ]

[   ]

[   ]

Stephen A. Schneider

[   ]

[   ]

[   ]

David V. Gilroy

[   ]

[   ]

[   ]

Paul A. Boyer

[   ]

[   ]

[   ]

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” the election of Directors.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in the limited liability company name by an authorized person.

Please be sure to sign and date

this Proxy in the box below

Date

__________________

___________________

________________________

Stockholder sign above

Co-holder (if any) sign above

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Detach above card, sign, date and mail in postage paid envelope provided

ANPATH GROUP, INC.

116 Morlake Drive, Suite 201

Mooresville, North Carolina 28117

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELPE PROVIDED.